UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2010, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). There were 1,676,148,793 shares of common stock of the Company, constituting 80.49% of outstanding shares on March 29, 2010, the record date, represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect ten directors of the Company.
Name	For	Against	Abstain	Broker Non-Vote
Elizabeth E. Bailey	1,028,212,275	224,425,647	3,577,385	419,933,486
Gerald L. Baliles	1,192,164,439	60,505,086	3,545,782	419,933,486
John T. Casteen III	1,152,820,169	99,690,117	3,705,021	419,933,486
Dinyar S. Devitre	1,225,876,711	26,705,904	3,632,692	419,933,486
Thomas F. Farrell II	1,194,567,413	57,916,953	3,730,941	419,933,486
Robert E. R. Huntley	1,213,945,684	38,553,645	3,715,978	419,933,486
Thomas W. Jones	1,239,574,678	12,934,081	3,706,548	419,933,486
George Muñoz	1,241,324,351	11,098,537	3,792,419	419,933,486
Nabil Y. Sakkab	1,193,156,262	59,292,573	3,766,472	419,933,486
Michael E. Szymanczyk	1,232,685,031	20,100,384	3,429,892	419,933,486

All director nominees were duly elected.

Proposal 2: Approval of the 2010 Performance Incentive Plan.
	For	Against	Abstain	Broker Non-Vote
	1,058,912,214	190,444,226	6,858,867	419,933,486

The 2010 Performance Incentive Plan was approved.

Proposal 3: Ratification of the selection of PricewaterhouseCoopers LLP as Independent Auditors for the fiscal year ending December 31, 2010.
	For	Against	Abstain
	1,647,793,977	21,909,335	6,445,481

The selection of Independent Auditors was ratified.

Proposal 4: Shareholder Proposal Regarding Food Insecurity and Tobacco Use.

	For	Against	Abstain	Broker Non-Vote
	45,092,195	998,127,926	212,995,186	419,933,486

The proposal was defeated.

Proposal 5: Shareholder Proposal Regarding Creation of Human Rights Protocols for the Company and Its Suppliers.

For	Against	Abstain	Broker Non-Vote
214,681,277	838,704,074	202,829,956	419,933,486

The proposal was defeated.

Item 7.01.	Regulation FD Disclosure.

In connection with the Annual Meeting, on May 20, 2010, the Company issued a press release in which the Company, among other things, reaffirmed earnings guidance for 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release dated May 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
	Name:	W. Hildebrandt Surgner, Jr.
	Title:	Corporate Secretary and Senior Assistant General Counsel

DATE: May 20, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Altria Group, Inc. Press Release dated May 20, 2010